INVESTING IN SAN FRANCISCO

THE AFL-CIO HOUSING INVESTMENT TRUST (HIT) has a more than 45-year history of investing union pension capital to generate competitive returns for its investors while also increasing the supply of affordable housing and creating union construction jobs nationwide. The HIT is dedicated to making a difference for working families and their communities through the investments it makes in housing and healthcare facilities. This prudent approach to investing reflects the ideals of the union movement that founded the HIT and helped it grow over the years.

The HIT has invested $227 million to date to support $410 million of development in the city, including $105 million invested in the three projects pictured below that are currently under construction.

CONSTRUCTION JOBS INITIATIVE

America’s working men and women have taken a devastating blow from the Great Recession and its aftermath. The AFL-CIO’s leadership called on the HIT in 2009 to do all it could to create union construction jobs. The HIT’s response was the

Construction Jobs Initiative – through which the HIT is working to create 15,000 union construction jobs by the end of 2012 through its investments across the country. Over 12,000 union construction jobs have been created to date by the HIT and its subsidiary, Building America CDE, on 40 projects in 20 cities.* These projects include San Francisco’s Arc Light Co., Potrero Launch, and 333 Harrison Apartments, where total development activity of $217 million is creating over 1,300 union construction jobs. The HIT does not intend to stop at 15,000 jobs but will continue to finance job-generating projects that put union members to work.

COMPETITIVE RETURNS AND JOB CREATION

The HIT is a $4.3 billion investment grade fixed-income portfolio with approximately 350 investors. Eligible investors include Taft-Hartley and public employee pension plans with union member beneficiaries. Participants benefit from the HIT’s national diversification.

The HIT stands out among fixed-income managers due to its ability to source transactions directly. Its experienced multifamily investment team works with mortgage bankers, state housing finance agencies, non-profit and for-profit developers, FHA, and Fannie Mae and Freddie Mac to identify projects for investment. All construction-related investments are built with 100% union labor. These investments are designed to provide returns superior to the HIT’s industry benchmark while generating union construction jobs and affordable housing.

Arc Light Co., 178 Townsend Street		Potrero Launch, 2235 Third Street		333 Harrison Apartments
Total housing units: 94	Union jobs: 276	Total housing units: 196	Union jobs: 463	Total housing units: 326 Union jobs: 603
Affordable units: 19		Affordable units: 39		Affordable units: 49

* Includes approximately 390 jobs generated through HIT’s subsidiary Building America CDE.				(continued)

“The HIT has been so helpful, both by lend-ing to get our members building again when other lenders have gone missing, and by mov-ing a project we’ve pursued for years the last step to being built all union.”

—Mike Theriault, Secretary-Treasurer,
San Francisco Building and Construction Trades Council

AFL-CIO HOUSING INVESTMENT TRUST OFFERS INVESTORS:

Competitive Returns – 19 consecutive calendar years of gross returns exceeding Barclays Capital Aggregate Bond Index benchmark (12 years on a net basis)

Low Risk Liquid Investment – Approximately 93% government/agency securities

Diversification – The HIT’s focus on high credit quality multifamily securities and lack of corporate bonds can provide better diversification than other fixed-income investments whose performance tends to be more highly correlated with equities

Construction Jobs – Over 69,500 union construction jobs generated since inception

Affordable Rental Housing – Over 102,000 housing and healthcare units financed, including 62,400 affordable to low-and moderate-income families

The HIT’s large pipeline of projects, including projects in San Francisco, should add to its construction-related investments, producing attractive investment returns, union construction jobs, and affordable housing.

For the 1-, 3-, 5-, and 10-year periods ended February 29, 2012, the HIT’s net returns were 7.83%, 6.78%, 6.31%, and 5.71%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust	Emily Johnstone
2401 Pennsylvania Avenue, NW, Suite 200	Western Regional Marketing Director
Washington, DC 20037	101 California Street, Suite 2450
(202) 331-8055	San Francisco, CA 94111
(415) 640-5204
www.aflcio-hit.com March 2012